SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 1998

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

                          New Jersey 33-5042 21-0627285
                  (State or Other (Commission (I.R.S. Employer
                Jurisdiction of File Number) Identification No.)
                                 Incorporation)

                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
                        (Address of Principal (Zip Code)
                               Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------
     On August 26, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                                 Distribution on Series
------                                 ----------------------
Series 1998-01                                 $7,208,538.15
                                               --------------
Series 1998-02                                $11,721,999.22
                                              ---------------
Series 1998-03                                 $5,792,021.87
                                               --------------
Series 1998-04                                $14,486,127.63
                                              ---------------
Series 1998-HE1                                $3,468,960.42
                                               --------------
Series 1998-HE2                                $3,046,712.72
                                              ---------------
Series 1998-05                                $11,931,057.30
                                              ---------------
Series 1998-6A                                 $3,462,980.04
                                               --------------
Series 1998-6B                                $10,624,944.05
                                              ---------------
Series 1998-07                                 $4,001,501.98
                                               -------------
Series 1998-08A                               $10,259,861.11
                                              --------------
Series 1998-08B                                $5,323,620.89
                                               -------------
Series 1998-09                                $10,490,997.35
                                              --------------
Series 1998-10A                                $7,239,265.38
                                               -------------
Series 1998-10B                                $1,883,709.30
                                               -------------
Series 1998-11A                                $5,998,337.68
                                               -------------
Series 1998-11B                                $4,130,287.12
                                               -------------
Series 1998-11C                                $1,713,018.39
                                               -------------
Series 1998-12A                                $4,902,227.60
                                               -------------
Series 1998-12-B                               $6,315,294.66
                                               -------------
Series 1998-12C                                $3,002,185.49
                                               -------------
Series 1998-12D                                $2,989,758.21
                                               -------------

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------
     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Monthly Statement" or "Distribution Date Statement" filed as part of this Report.

  Series                  Exhibit No.                     Description
  ------                  -----------                     -----------

Series 1998-01                99.1                   Servicer's Certificate
                              99.2                   Monthly Statement

Series 1998-02                99.3                   Servicer's Certificate
                              99.4                   Monthly Statement

Series 1998-03                99.5                   Servicer's Certificate
                              99.6                   Monthly Statement

Series 1998-04                99.7                   Servicer's Certificate
                              99.8                   Monthly Statement

Series 1998-HE1               99.9                   Servicer's Certificate
                             99.10                   Distribution Date Statement

Series 1998-05               99.11                   Servicer's Certificate
                             99.12                   Monthly Statement

Series 1998-6A               99.13                   Servicer's Certificate
                             99.14                   Monthly Statement

Series 1998-6B               99.15                   Servicer's Certificate
                             99.16                   Monthly Statement

Series 1998-07               99.17                   Servicer's Certificate
                             99.18                   Monthly Statement

Series 1998-08A              99.19                   Servicer's Certificate
                             99.20                   Monthly Statement

Series 1998-08B              99.21                   Servicer's Certificate
                             99.22                   Monthly Statement

Series 1998-09               99.23                   Servicer's Certificate
                             99.24                   Monthly Statement

Series 1998-10A              99.25                   Servicer's Certificate
                             99.26                   Monthly Statement

Series 1998-10B              99.27                   Servicer's Certificate
                             99.28                   Monthly Statement

Series 1998-11A              99.29                   Servicer's Certificate
                             99.30                   Monthly Statement

Series 1998-11B              99.31                   Servicer's Certificate
                             99.32                   Monthly Statement

Series 1998-11C              99.33                   Servicer's Certificate
                             99.34                   Monthly Statement

Series 1998-HE2              99.35                   Servicer's Certificate
                             99.36                   Monthly Statement

Series 1998-12A              99.37                   Servicer's Certificate
                             99.38                   Monthly Statement

Series 1998-12B              99.39                   Servicer's Certificate
                             99.40                   Monthly Statement

Series 1998-12C              99.41                   Servicer's Certificate
                             99.42                   Monthly Statement

Series 1998-12D              99.43                   Servicer's Certificate
                             99.44                   Monthly Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 GE CAPITAL MORTGAGE SERVICES, INC.

                                 By:    /s/ Tim Neer
                                       -------------------------------
                                 Name:   Tim Neer
                                 Title:  Vice President, Investor Relations

Dated as of :               August 26, 1998

                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
-----------                      -----------
   99.1                          Series 1998-01 Servicer's Certificate
   99.2                          Series 1998-01 Monthly Statement
   99.3                          Series 1998-02 Servicer's Certificate
   99.4                          Series 1998-02 Monthly Statement
   99.5                          Series 1998-03 Servicer's Certificate
   99.6                          Series 1998-03 Monthly Statement
   99.7                          Series 1998-04 Servicer's Certificate
   99.8                          Series 1998-04 Monthly Statement
   99.9                          Series 1998-HE1 Servicer's Certificate
   99.10                         Series 1998-HE1 Distribution Date Statement
   99.11                         Series 1998-05 Servicer's Certificate
   99.12                         Series 1998-05 Monthly Statement
   99.13                         Series 1998-6A Servicer's Certificate
   99.14                         Series 1998-6A Monthly Statement
   99.15                         Series 1998-6B Servicer's Certificate
   99.16                         Series 1998-6B Monthly Statement
   99.17                         Series 1998-07 Servicer's Certificate
   99.18                         Series 1998-07 Monthly Statement
   99.19                         Series 1998-08A Servicer's Certificate
   99.20                         Series 1998-08A Monthly Statement
   99.21                         Series 1998-08B Servicer's Certificate
   99.22                         Series 1998-08B Monthly Statement
   99.23                         Series 1998-09 Servicer's Certificate
   99.24                         Series 1998-09 Monthly Statement
   99.25                         Series 1998-10A Servicer's Certificate
   99.26                         Series 1998-10A Monthly Statement
   99.27                         Series 1998-10B Servicer's Certificate
   99.28                         Series 1998-10B Monthly Statement
   99.29                         Series 1998-11A Servicer's Certificate
   99.30                         Series 1998-11A Monthly Statement
   99.31                         Series 1998-11B Servicer's Certificate
   99.32                         Series 1998-11B Monthly Statement
   99.33                         Series 1998-11C Servicer's Certificate
   99.34                         Series 1998-11C Monthly Statement
   99.35                         Series 1998-HE2 Servicer's Certificate
   99.36                         Series 1998-HE2 Monthly Statement
   99.37                         Series 1998-12A Servicer's Certificate
   99.38                         Series 1998-12A Monthly Statement
   99.39                         Series 1998-12B Servicer's Certificate
   99.40                         Series 1998-12B Monthly Statement
   99.41                         Series 1998-12C Servicer's Certificate
   99.42                         Series 1998-12C Monthly Statement
   99.43                         Series 1998-12D Servicer's Certificate
   99.44                         Series 1998-12D Monthly Statement